SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         April 21, 1999 (April 21, 1999)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


         Delaware                    1-10308                    06-0918165
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)

    9 West 57th Street
       New York, NY                                                10019
   (Address of principal                                        (Zip Code)
     executive office)



                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events

Earnings Release. On April 21, 1999, we reported our 1999 first quarter results. Attached hereto as Exhibit 99.1 is the press release relating to the first quarter earnings release which is incorporated herein by reference in its entirety.


Item 7.  Exhibits

Exhibit
  No.          Description
--------       -----------------------------------------------------------------

99.1           Press Release:  Cendant Corporation Reports 1999 First Quarter
               Results

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENDANT CORPORATION



                                       By:   /s/  David M. Johnson
                                             David M. Johnson
                                             Senior Executive Vice President and
                                             Chief Financial Officer


Date:  April 21, 1999

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                  Report Dated April 21, 1999 (April 21, 1999)



                                  EXHIBIT INDEX


Exhibit
   No.         Description
-------        -----------------------------------------------------------------
99.1           Press Release:   Cendant Corporation Reports 1999 First Quarter
               Results